Exhibit 10.29

AMENDMENT NO. 2

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 31, 2006, by and between IKANOS COMMUNICATIONS, a Delaware corporation (“Borrower”), and SILICON VALLEY BANK, (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A.                                    Borrower and Bank have entered into that certain Loan and Security Agreement dated as of the Effective Date, as amended by Amendment No. 1 and Forbearance to the Loan and Security Agreement dated as of June 30, 2005 (as so amended, the “Loan Agreement”), pursuant to which the Bank has agreed to extend and make available to Borrower certain advances of money.

B.                                    Borrower intends to acquire the FUSIV network processor and ADSL technology product lines from Analog Devices, Inc. for a price not to exceed $31,000,000 in cash and Cash Equivalents (the “Acquisition”). Borrower desires that Bank (i) consent to this Acquisition and (ii) amend an existing financial covenant to exclude from profitability certain expenses and charges related to the Acquisition upon the terms and conditions more fully set forth herein.

C.                                    Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the consent contained herein and amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.                                      CONSENT. As long as no Event of Default exists at the time of the consummation of the Acquisition, Bank hereby consents, subject to the terms of Section 5 hereof, to the Acquisition in accordance with the terms set forth in Borrower’s Form S-1 and the pro forma financials for the fiscal year ending 2006 prepared by Borrower.

2.                                      AMENDMENTS TO LOAN AGREEMENT.

2.1                               Section 6.7 (Financial Covenants).       Section 6.7(b) of the Loan Agreement is amended in its entirety by replacing the text thereof with the following:

(b)                                  For each date that is a quarter-end, Borrower’s losses for the quarter then-ended shall not exceed the amount set forth in opposite each time period set forth below:

Period	Maximum Quarterly Losses

For the quarter ending 6/30/04	$4,000,000

For the quarter ending 9/30/04	$2,000,000

For the quarter ending 12/31/04	$1,000,000

For the quarters ending 3/31/05, 6/30/05, 9/30/05, 12/31/05	$0

For the quarters ending 3/31/06, 6/30/06, 9/30/06, 12/31/06

$0
In calculating Borrower’s loss for these quarters set forth opposite, stock-based compensation expense and non-cash charges related to the 2006 acquisition of assets from Analog Devices, Inc. shall be excluded.

For the quarter ending 3/31/07 and each quarter thereafter	$0

3.                                      BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a)                                  immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)                                  Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)                                  the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)                                  the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e)                                  this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f)                                    as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

4.                                      LIMITATION. The consent and amendment set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

5.                                      EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

5.1                               Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank.

5.2                               Payment of Amendment Fee. Borrower shall have paid Bank an amendment fee equal to $2,500.00.

5.3                               Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

6.                                      COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7.                                      INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrowers shall remain in full force and effect.

8.                                      GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	IKANOS COMMUNICATIONS
a Delaware corporation

	By:	/s/ Daniel K. Atler
	Printed Name:	Daniel K. Atler
	Title:	CFO

BANK:	SILICON VALLEY BANK

	By:	/s/ Kevin Zeidan
	Printed Name:	Kevin Zeidan
	Title:	Relationship Manager